EXHIBIT 10.19


                             ASSIGNMENT RELATING TO
                         PROPERTY MANAGEMENT AGREEMENTS

     This Assignment Relating to Property Management Agreements (this "Assignment") is made as of December 29, 1997, by and among Apple Residential
Income Trust, Inc., a Virginia corporation ("Apple"), Apple Residential Management Group, Inc., a Virginia corporation ("ARMG"), Apple REIT Limited Partnership, a Virginia limited partnership ("Apple LP"), and Cornerstone Realty Income Trust, Inc., a Virginia corporation ("Cornerstone"), and provides:

                                    RECITALS

     A. Apple, ARMG and Cornerstone are parties to a certain Property Management Agreement Subcontract dated as of March 1, 1997 (the "Subcontract") pertaining to certain Property Management Agreements, as defined therein.

     B. Effective as of the date of this Assignment, Apple has transferred to Apple LP the properties that are the subject of the currently-existing Property Management Agreements and, in connection therewith, desires to assign and transfer to Apple LP all of its rights and interests in, to and under the currently-existing Property Management Agreements, subject to the obligations and limitations contained therein, and subject to the subcontract arrangement set forth in the Subcontract.

     C. ARMG and Cornerstone are willing to consent to the assignment and transfer referred to in the preceding paragraph, with the result that Cornerstone will, pursuant to the Subcontract and this Assignment, be rendering to Apple LP the duties owed by the "Manager" to the "Owner" under the terms of the currently existing Property Management Agreements.

     D. The parties hereto further desire to amend the Subcontract to provide that the term "Property Management Agreements," as defined therein, will include any Property Management Agreements pursuant to which ARMG has agreed to provide property management services to Apple LP.

     NOW THEREFORE, in consideration of the foregoing, of the mutual covenants and agreements contained herein, and other good and valuable consideration, the parties hereby agree and consent as follows:

     1. Capitalized terms used and not defined herein have the meanings set forth in the Subcontract.


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     2.   Apple does  hereby  assign and  transfer to Apple LP all of its rights and interests in, to and under the Property Management Agreements existing as of the date hereof, subject to all of its obligations,
          responsibilities   and  liabilities   therein,   and  subject  to  the
          subcontract arrangement set forth in the Subcontract.

     3. ARMG and Cornerstone consent to the assignment and transfer referred to in the preceding Section 2.

     4. The term "Property Management Agreements," as used in the Property Management Agreement Subcontract, shall include, in addition to those described therein, any Property Management Agreement pursuant to which ARMG has agreed to provide property management services to Apple LP as owner of one or more apartment communities acquired by Apple LP.

     5. The intent of this Assignment is that Cornerstone shall have all duties and obligations of ARMG under the terms of the Property Management Agreements (from and after March 1, 1997 with respect to Property Management Agreements in effect on such date, and from and after the date of the respective Property Management Agreement with respect to any Property Management Agreement entered into after March 1, 1997), and to confer upon Cornerstone all of the correlative rights, powers and benefits, including, without limitation, the right to receive all fees and expense reimbursements, conferred by or provided for in the Property Management Agreements, whether the owner of the several properties is Apple or Apple LP, and this Agreement shall be interpreted and construed consistently with such intent.


     IN WITNESS WHEREOF, the parties hereto have executed this Assignment by their duly authorized officers as of the date first written above.

                                       APPLE RESIDENTIAL INCOME TRUST, INC.,
                                         a Virginia corporation

                                        By:   /s/ Glade M. Knight
                                           ---------------------------------
                                        Title:     Chairman
                                              ------------------------------


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                                       APPLE RESIDENTIAL MANAGEMENT GROUP, INC.,
                                         a Virginia corporation

                                       By:     /s/ Glade M. Knight
                                          ---------------------------------
                                       Title:        President
                                             -----------------------------

                                       CORNERSTONE REALTY INCOME TRUST, INC.,
                                         a Virginia corporation

                                       By:    /s/ Stanley J. Olander, Jr.
                                          ---------------------------------
                                       Title:      Chief Financial Officer
                                             ------------------------------

                                       APPLE REIT LIMITED PARTNERSHIP,
                                         a Virginia limited partnership

                                       By: Apple General, Inc., general partner

                                       By:     /s/ Glade M. Knight
                                          ---------------------------------
                                       Title:        President
                                             ------------------------------